                                                                  EXHIBIT 10.11

      NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF THIS WARRANT OR OF ANY SHARES OF STOCK ISSUED PURSUANT HERETO MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY IN FORM AND CONTENT TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER REASONABLY SATISFACTORY TO THE COMPANY FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUESTED, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                                  IOMED, INC.

                           WARRANT TO PURCHASE SHARES
                                OF COMMON STOCK

     THIS CERTIFIES THAT, for value received, Alliance of Children's Hospitals, Inc., ("Alliance") or its assigns is entitled to subscribe for and purchase up to 215,000 shares (as adjusted pursuant to Paragraph 4 hereof, the "Shares") of the fully paid and nonassessable common stock, par value $.001 (the "Common Stock"), of IOMED, INC., a Utah corporation (together with its successors and assigns, the "Company"), at the price of $1.85 per Share (such price, and such other price as shall result, from time to time, from the adjustments specified in Paragraph 4 hereof, is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time, and from time to time, from and after December 1, 1996 and until 5 p.m. Mountain Time on December 1, 2003. To the extent not exercised at 5 p.m. Mountain Time on December 1, 2003, this Warrant shall completely and automatically terminate and expire, and thereafter it shall be of no force or effect whatsoever.

     2. Method of Exercise; Payment; Issuance of New Warrant.

     (a) The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit "A" duly executed) at the principal office of the Company and by the payment to the Company of an amount, in cash or other immediately available funds, equal to the then applicable Warrant Price per Share multiplied by the number of Shares then being purchased.


|160918.1||

     (b) The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. Upon any exercise of the rights represented by this Warrant, certificates for the Shares purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty days of receipt of such notice and payment, and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof as soon as possible and in any event within such thirty day period.

     1. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, fully paid and nonassessable, and will be free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     2. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

     (a) Reclassification, Merger, Etc. In case of (i) any reclassification, reorganization, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any merger or consolidation of the Company with or into another corporation (other than a merger or consolidation with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all of the assets of the Company, then the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant or a supplement hereto (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, reorganization, change, conversion, merger or consolidation by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 4. The provisions of this subparagraph 4(a) shall similarly


                                       2
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


apply to successive reclassifications, reorganizations, changes, mergers, consolidations and transfers.

     (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, (i) in the case of a subdivision, the Warrant Price shall be proportionately decreased and the number of Shares purchasable hereunder shall be proportionately increased, and (ii) in the case of a combination, the Warrant Price shall be proportionately increased and the number of Shares purchasable hereunder shall be proportionately decreased.

     (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Common Stock payable in Common Stock, or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)) of Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution to a price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. Upon each adjustment in the Warrant Price pursuant to this Paragraph 4(c), the number of Shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     (d) No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Paragraph 4 hereof, the Company shall prepare a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated. Such certificate shall be signed by its chief financial officer and shall be delivered to the holder of this Warrant.


                                       3
|160918.1||

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

     7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

     (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of applicable securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act of 1933, as amended (the "Act"), or an exemption from the registration requirements of such Act is available, the holder hereof shall confirm in writing, by executing the form attached as Schedule 1 to Exhibit "A" hereto, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

      "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY IN FORM AND CONTENT TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF AN APPROPRIATE NO-ACTION LETTER REASONABLY SATISFACTORY TO THE COMPANY FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THIS SECURITY WAS ISSUED."

     (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to


                                       4
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


insure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may be offered, sold or otherwise disposed of in accordance with Rule 144 as promulgated under the Act ("Rule 144"), provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     8. Rights as Shareholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Registration Rights.

     (a) Definitions.  As used in this paragraph 9:

     (i) The term "Registrable Securities" means the Shares issued upon the exercise of this Warrant, in whole or in part, in the manner described herein, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or its rights under this paragraph 9 are not assigned to the purchaser; provided, however, that such Shares shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

     (ii) The term "Holder" means Alliance and any other person or entity that acquires at least 50,000 Registrable Securities in compliance with paragraphs 2, 7 and 9(e) hereof.



                                       5
|160918.1||

     (iii) The term "SEC" means the Securities and Exchange Commission or any successor agency thereto.

     (b) Company Registration.

     (i) If at any time, or from time to time, prior to the date seven (7) years after the effective date of this Warrant, the Company shall determine to register any of its securities, either for its own account or for the account of a security holder or holders, other than a registration on Form S-1 or S-8 relating solely to employee benefit plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

     (A) promptly give to each Holder written notice thereof; and

     (B) include in such registration, and in any underwriting involved therein, all the Registrable Securities specified in any written request or requests by any Holder or Holders received by the Company within twenty (20) days after the date of the written notice required by paragraph 9(b)(i)(A) above, on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through the underwriter in such registration.

     (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to paragraph 9(b)(i)(A) above. In such event the right of any Holder to registration pursuant to this paragraph 9 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

     (iii) Notwithstanding any other provision of this paragraph 9, if the underwriter determines that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the underwriter may limit the amount of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all of the Holders, in proportion, as nearly as practicable, to the amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.


                                       6
|160918.1||

     (iv) Notwithstanding any other provision of this paragraph 9, no Holder shall be entitled to include any Registrable Securities in a registration pursuant to this paragraph 9(b) if, and to the extent, that such inclusion would reduce the number of shares of Registrable Securities entitled to participate in such registration pursuant to Section 7.2, 7.3 or 7.4 of that certain Preferred Stock Purchase Agreement, dated August 4, 1987, between the Company and the Investors named therein. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered pursuant hereto but for the foregoing sentence, and the number of shares of Registrable Securities that may be included in the registration shall be allocated among all of the Holders, in proportion, as nearly as practicable, to the amounts of Registrable Securities held by such Holders at the time of filing the registration statement.

     (c) Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this paragraph 9, including without limitation, all registration, filing and qualification fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, accounting fees and expenses, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided, however, that the Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities, or any fees or expenses of counsel to any of the selling Holders.

     (d) Information and Indemnification. It shall be a condition precedent to the obligations of the Company hereunder in regard to Registerable Securities, that each Holder participating in any registration under this paragraph 9 provide to the Company all information concerning such Holder and the Registerable Securities to be included by such Holder in such registration, as the Company, its legal counsel or any underwriter involved in such registration reasonably requests. Additionally, each such Holder shall indemnify and hold the Company harmless (to the full extent permitted by law) from and against any losses, claims, damages or expenses which the Company may suffer or incur in connection with such registration as the result of any omission or inaccuracy in such requested information.

     (e) Transfer of Registration Rights. The rights to cause the Company to register securities granted by the Company under this paragraph 9 hereof may be assigned in writing by any Holder of Registrable Securities to a transferee or assignee of not less than fifty thousand (50,000) shares of the Registrable Securities (as appropriately adjusted from time to time for stock splits and the like); provided, that such transfer is effected in accordance with the terms of this Warrant and applicable securities laws and, provided further, that the Company is given written notice by such Holder of Registrable Securities at the time of such transfer, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

     (f) "Market Stand-off" Agreement. The Holders hereby agree not to sell or otherwise transfer or dispose of any Registrable Securities held by them during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Act; provided that:


                                       7
|160918.1||

     (i) such agreement shall only apply to the first such registration statement of the Company including shares of Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

     (ii) such agreement shall not apply to any shares of Registrable Securities that are included in such public offering; and

     (iii) all executive officers and directors of the Company and all other persons with registration rights (whether or not granted pursuant to this Warrant) enter into similar agreements.

     The Company may impose stop-transfer instructions with respect to the Registrable Securities subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     (g) Limitations. The rights set forth in this paragraph 9 shall apply only to Shares acquired through the exercise of this Warrant, and the Company shall have no duty or obligation, whatsoever, to register this Warrant itself under the Act.

     10. Notice of Change-in-Control. If the Company receives notice that a shareholder or group of shareholders, other than Alliance (collectively the "Selling Shareholders") intend to sell or exchange all or a portion of their common shares of the Company in a transaction or series of transactions which will not be registered under the Act, and which will result in a change-in-control of the Company, (a "Change-In-Control Transaction"), the Company shall, to the extent it may do so without violating any other agreement or obligation to which it is a party or by which it is bound (regardless of when such agreement or obligation was undertaken or became effective), give notice of such Change-In-Control Transaction to Alliance. Such notice shall set forth, to the extent known by the Company, the identity of the Selling Shareholders, the identity of the proposed buyer, and the general terms and conditions of the proposed Change-In-Control Transaction. The notice obligations of the Company, as set forth in this paragraph 10, shall apply only to proposed sales or exchanges which take place prior to the issuance by the Company of its securities in a registered, underwritten public offering in which the Company receives at least $5,000,000 in gross proceeds.
Additionally, the Company shall have no obligation, whatsoever, under or pursuant to this paragraph 10 unless, prior to the date of the notice contemplated hereby, Alliance shall have exercised this Warrant as to at least 50,000 Shares.

For purposes of this paragraph 10, the term "change-in-control" shall mean a transaction or series of transactions pursuant to which securities of the Company representing 50% or more of the combined voting power of all of the Company's issued and outstanding common shares (or securities convertible by their terms into common shares) are transferred to a person or persons not owned or controlled by, or under common control with, one or more of the Selling Shareholders.


                                       8
|160918.1||

     11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

     (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms;

     (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

     (c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Articles of Incorporation, as amended, or by-laws, and do not and will not constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound.

     12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both the Company and the holder of this Warrant.

     13. Notices. Any notice, request or other document required or permitted to be given or delivered to the holder hereof or the Company shall (a) be in writing, (b) be delivered personally or sent by mail or overnight courier to the intended recipient to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, unless the recipient has given notice of another address, and (c) be effective on receipt if delivered personally, two
(2) business days after dispatch if mailed, and one business day after dispatch if sent by overnight courier service.

     14. Transferability. Subject to the satisfaction of all of the provisions of paragraph 7 thereof, the holder hereof may transfer this Warrant at any time, but only in whole and not in part.

     15. Lost Warrants. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     16. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.


                                       9
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


     17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Utah, without giving effect to the choice of law rules thereof.

                                  IOMED, INC.
                                  BY:__________________________________
                                  Its:_______________________________
                                  Address:
                                  3385 West 1820 South
                                  Salt Lake City, Utah  84104
Dated effective December 1, 1996


                                       10
|160918.1||

                                  EXHIBIT "A"
                                  -----------

                               NOTICE OF EXERCISE

To: IOMED, INC.

     1. The undersigned hereby elects to purchase --- shares of Common Stock of IOMED, INC. pursuant to the terms of the attached Warrant, and tenders herewith full payment of the purchase price of such shares, in cash or other immediately available funds.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                                          --------------------------------------
                                          (Name)

                                          --------------------------------------

                                          --------------------------------------
                                          (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                                          --------------------------------------
                                          (Signature)

--------------------
(Date)

                                   SCHEDULE 1
                      INVESTMENT REPRESENTATION STATEMENT

Purchaser:

Company:  IOMED, INC.

Security: Common Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to and agrees with the Company as follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.


     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company; the resale occurring not less than two years after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied and the provisions of Rule 144(k) do not apply, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (g) If all or any portion of the Warrant Price for the Securities is paid by the Purchaser through the delivery of common shares of the Company owned by the Purchaser, such common shares are free and clear of all liens and encumbrances of every type and nature.


                                   Purchaser:

                                   ___________________________________________

                                   Date: ______________________________, 19___






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